MASSMUTUAL SELECT FUNDS

Supplement dated November 4, 2005 to the

Z Shares Prospectus dated April 1, 2005

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information supplements similar information found in the section titled, About the Classes of Shares—Multiple Class Information:

Compensation to Intermediaries

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that result in the sale of certain of MassMutual’s variable annuity contracts. The Funds are underlying investment options for these contracts.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans that own MassMutual’s variable annuity contracts;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms for the sale of its variable annuity contracts or with other marketing or administrative services with respect to these contracts; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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